AlTi Tiedemann Global Closes Additional Investment by Constellation Wealth Capital NEW YORK, NY, MAY 15, 2024 – AlTi Global, Inc. (NASDAQ: ALTI) (“AlTi” or the “Company”), a leading independent global wealth and alternatives manager with over $70 billion in combined assets, today announced the closing of the second investment from Constellation Wealth Capital (“CWC”). CWC, an investment advisory firm specializing in making investments in industry-leading wealth managers, has made an additional investment of $35 million in AlTi. The investment by CWC, which, together with CWC’s earlier investment totals $150 million, is part of the previously announced strategic investment of up to $450 million from Allianz X and CWC. Under the terms of the investment agreement, as previously disclosed, AlTi sold to CWC 35,000 additional shares of newly created Series C Convertible Preferred Stock for a purchase price equal to $35 million and issued additional warrants to purchase 466,667 shares of AlTi’s Class A Common Stock. Further details are included in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission. About AlTi AlTi is a leading independent global wealth and alternatives manager providing entrepreneurs, multi- generational families, institutions, and emerging next-generation leaders with fiduciary capabilities as well as alternative investment strategies and advisory services. AlTi’s comprehensive offering is underscored by a commitment to impact or values-aligned investing and generating a net positive impact through its business activities. The firm currently manages or advises on over $71 billion in combined assets and has an expansive network with approximately 400 professionals across three continents. For more information, please visit us at www.alti-global.com. About Constellation Wealth Capital Constellation Wealth Capital is an alternative asset management platform dedicated to the wealth management sector. CWC provides flexible, long-term capital solutions, and strategic advisory support to scaled wealth management platforms. CWC leverages its deep industry experience and relationships for the benefit of its partner firms. Learn more at www.constellationwealthcapital.com. Forward-Looking Statements Some of the statements in this press release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward- looking information in this press release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under “Risk Factors” included in AlTi’s registration statement on Form 10-K filed March 22, 2024, as amended on April 5, 2024, and in the subsequent reports filed with the SEC, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Additional Information and Where to Find It The Company filed a definitive proxy statement on Schedule 14A with the SEC on May 10, 2024 in connection with the investment transactions described in this press release and the Company’s solicitation of proxies for use at the 2024 annual meeting of stockholders of the Company (“stockholders”), or at any adjournment or postponement thereof, to vote in favor of approval of amendments to the Company’s amended and restated certificate of incorporation and the issuance of an amount of shares of Class A Common Stock to Allianz equal to 20% or more of the pre- transactions issued and outstanding shares of Class A Common Stock and Class B Common Stock, taken together and to vote on any other matters that shall be voted upon at the Company’s 2024 annual meeting of stockholders, such as the election of directors. The definitive proxy statement for the 2024 annual meeting of stockholders (the “proxy statement”) was mailed to the stockholders of record as of May 1, 2024. Before making any voting or investment decision with respect to the transactions, investors and stockholders are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the transactions. The proxy statement and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders of the Company may obtain free copies of the documents filed with the SEC from https://ir.alti-global.com/financial-information/sec-filings. The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the transactions. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock and other equity securities is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 22, 2024, and amended by the Form 10-K/A filed with the SEC on April 5, 2024. Investors and security holders may obtain additional information regarding direct and indirect interests of the Company and its executive officers and directors in the transactions by reading the proxy statement and prospectus when it becomes available. Contacts AlTi Investor Relations: Lily Arteaga, Head of Investor Relations, investor@alti-global.com Alti Media Relations: Alex Jorgensen, pro-alti@prosek.com Constellation Wealth Capital Media Relations: Mike Geller, mgeller@prosek.com